Exhibit 10.4

XENSOURCE, INC. 2005 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code and EMI Options intended to qualify under Schedule 5, ITEPA.

Capitalized terms are defined in Section 13.

SECTION 2. ADMINISTRATION.

(a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

(a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs. Only Employees who do not have a material interest in the Company for the purposes of paragraph 28, Schedule 5, ITEPA and whose committed time to the Company, its Parent or its Subsidiaries amounts to at least 25 hours per week or if less, 75% of their working time as defined in that legislation shall be eligible for the grant of EMI Options.

(b) Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(c) Individual EMI Participation. The Fair Market Value of Shares held under EMI Option by any Optionee shall not exceed £100,000 or such other limit imposed under Schedule 5, ITEPA (as amended from time to time). If and to the extent that the Fair Market Value of the Shares granted to an Optionee pursuant to an EMI Option exceeds £100,000 such Option shall take effect so that it is an EMI Option for the purposes of the Schedule 5, ITEPA in respect of such number of Shares as does not cause the maximum entitlement to be exceeded and is a Nonstatutory Option in respect of the balance of the Shares.

SECTION 4. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Not more than 8,301,000 Shares may be issued under the Plan (subject to Subsection (b) below and Section 8(a)).1 All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b) Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall be added to the number of Shares then available for issuance under the Plan.

(c) Overall EMI Limit. The Fair Market Value of Shares in respect of unexercised EMI Options granted under the Plan shall not exceed £3 million (or such other limit as may be specified under Schedule 5, ITEPA (as amended from time to time)). If and to the extent that this limit is exceeded, any EMI Option granted under the Plan shall take effect so that it is a qualifying EMI Option in respect of such number of whole Shares as does not cause the limit to be exceeded and is a Nonstatutory Option in respect of the balance of the Shares.

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

[1]

Reflects the original reserve of 2,375,000 Shares, an increase by 1,215,916 Shares approved by the Board of Directors on September 28, 2005, an increase by 2,216,084 Shares approved by the Board of Directors on March 9, 2006, and an increase by 2,494,000 Shares approved by the Board of Directors on August 30, 2006.

(c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors shall determine the Purchase Price at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

(d) Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director or a Consultant:

(i) Any right to repurchase the Purchaser’s Shares at the original Purchase Price (if any) upon termination of the Purchaser’s Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the award or sale of the Shares;

(ii) Any such right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the Shares; and

(iii) Any such right may be exercised only within 90 days after the termination of the Purchaser’s Service.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company, which shall, in addition to the matters set out below, specify the date of grant of the Option. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO,a Nonstatutory Option or an EMI Option.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of an EMI Option shall be determined by the Board of Directors in its absolute discretion. Subject to the preceding three sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

(d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee has delivered an executed copy of the Stock Option Agreement to the Company. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of grant. Subject to the preceding sentence, the Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion. All of an Optionee’s Options shall become exercisable in full if Section 8(b)(iv) applies.

(e) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f) Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (e) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g) Leaves of Absence. For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(h) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (e) above; or

(ii) The date 12 months after the Optionee’s death, or in the case of an ISO or Nonstatutory Option only, such later date as the Board of Directors may determine.

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

(i) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant:

(i) Any right to repurchase the Optionee’s Shares at the original Exercise Price upon termination of the Optionee’s Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the option grant;

(ii) Any such right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the Shares; and

(iii) Any such right may be exercised only within 90 days after the later of (A) the termination of the Optionee’s Service or (B) the date of the option exercise.

(j) Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. EMI Options and Nonstatutory Options granted to Employees subject to UK tax legislation shall in all cases be personal to the Optionee and may not be transferred, assigned or charged (except to an Optionee’s personal representatives on death), and any purported transfer in contravention of this Subsection (j) shall cause the Option to lapse.

(k) Withholding Taxes. As a condition to the exercise or cancellation of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax and social security obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. In respect of EMI Options or Nonstatutory Option granted to Employees subject to UK tax legislation, the above expressly includes any social security obligations which fall to be paid to the UK Inland Revenue by the Company, its Parent or relevant employing Subsidiary under the modified PAYE system as it applies for social security purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such liability being the aggregate of all of the employee’s primary national insurance contributions and all of the employer’s secondary national insurance contributions.

(l) Section 431 Election. Where, for the purposes of UK tax legislation, the Shares to be acquired on the exercise of an EMI Option or a Nonstatutory Option are considered by the Board of Directors to be “restricted securities” as defined in Part 7. Chapter 2, ITEPA, it is a condition of exercise that (if required by the Board of Directors) the Optionee enter into a joint election with the Company or relevant employing Subsidiary pursuant to section 431, Part 7, Chapter 2, ITEPA (or any other election, as the Board of Directors direct, for the same purpose) (a “Section 431 Election”) electing that the market value of the Shares acquired on exercise of the Option be calculated as if the Shares were not “restricted securities.”

(m) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(n) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

SECTION 7. PAYMENT FOR SHARES.

The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable as follows at the time when such Shares are purchased:

(a) cash;

(b) certified, bank cashier’s or personal check (if agreed to by the Company);

(c) provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total exercise price directly to the Company; or

(d) by any combination of the foregoing.

SECTION 8. ADJUSTMENT OF SHARES.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares or a combination or consolidation of the outstanding Stock into a lesser number of Shares, corresponding adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option and (iii) the Exercise Price under each outstanding Option. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, all outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:

(i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation).

(ii) The assumption of such outstanding Options by the surviving corporation or its parent in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iii) The substitution by the surviving corporation or its parent of new options for such outstanding Options in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iv) Full exercisability of such outstanding Options and full vesting of the Shares subject to such Options, followed by the cancellation of such Options. The full exercisability of such Options and full vesting of the Shares subject to such Options may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options. Any exercise of such Options during such period may be contingent on the closing of such merger or consolidation.

(v) The cancellation of such outstanding Options and a payment to the Optionees equal to the excess of (A) the Fair Market Value of the Shares subject to such Options (whether or not such Options are then exercisable or such Shares are then vested) as of the closing date of such merger or consolidation over (B) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Options would have become exercisable or such Shares would have vested. Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options would have become exercisable or such Shares would have vested. If the Exercise Price of the Shares subject to such Options exceeds the Fair Market Value of such Shares, then such Options may be cancelled without making a payment to the Optionees. For purposes of this Paragraph (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(c) Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

(d) Effect of Merger with Citrix Systems, Inc. Notwithstanding anything set forth in this Plan to the contrary, effective upon the Effective Time (as such term is defined in that certain Agreement and Plan of Merger and Reorganization, dated as of August 14, 2007, as amended, by and among the Company, Citrix Systems, Inc., a Delaware corporation (“Citrix”), PVA Acquisition Corporation, a wholly-owned subsidiary of Citrix, PVA Acquisition LLC, a wholly-owned subsidiary of Citrix, and the stockholder representative named therein (as amended, the “Merger Agreement”)), (i) no further grants of Options shall be made pursuant to this Plan and (ii) no Options granted under this Plan shall be repriced, or amended or terminated and subsequently regranted, at a lower exercise price per share than that applicable to the original grant (as adjusted pursuant to the terms of the Merger Agreement) without the prior affirmative vote of a majority of the shares of stock of Citrix present at a stockholders’ meeting in person or by proxy and entitled to vote thereon.

SECTION 9. SECURITIES LAW REQUIREMENTS.

(a) General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

(b) Financial Reports. The Company each year shall furnish to Optionees, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 10. NO RETENTION RIGHTS.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause and nothing in the Plan or in any right or Option granted under the Plan shall entitle any Optionee to take into account participation in the Plan in calculating any compensation or damages on the termination of their employment for whatever reason (whether lawful or unlawful) which might otherwise be payable to the Optionee, and the Optionee’s terms of employment (as applicable) shall be deemed to be varied accordingly.

SECTION 11. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) its adoption by the Board of Directors or (ii) the most recent increase in the number of Shares reserved under Section 4 that was approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8) or (ii) materially changes the class of persons who are eligible for the grant of ISOs. Stockholder approval shall not be required for any other amendment of the Plan. If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12. EMI REQUIREMENTS.

(a) Purpose. The grant of EMI Options to selected Employees shall be for the purpose of retaining their services, for genuine commercial reasons and not as part of a scheme of arrangement the main purpose or one of the main purposes of which is the avoidance of tax.

(b) Filing. On the grant of an EMI Option the Company, its Parent or the relevant Subsidiary (whichever is the employer of the Optionee at the relevant date of grant) shall give to the UK Inland Revenue within 92 days of the date of grant a notice complying with the requirements of Part 7, Schedule 5, ITEPA which should include a declaration by a director or secretary of the employing entity confirming that the requirements of Schedule 5, ITEPA are met in relation to the EMI Option, the information provided in the notice is to the best of that person’s knowledge and belief correct and complete and a declaration by the Optionee that the commitment of working time is satisfied in relation to the EMI Option.

SECTION 13. DEFINITIONS.

(a) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(d) “Company” shall mean XenSource, Inc., a Delaware corporation.

(e) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(f) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(g) “EMI Option” shall mean an Option which is intended at grant to be a qualifying enterprise management incentive option for the purposes of Schedule 5, ITEPA.

(h) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(j) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons. In the case of an EMI Option only, Fair Market Value shall have the meaning contained in paragraphs 55 and 56 of Schedule 5, ITEPA.

(k) “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

(l) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(m) “ITEPA” shall mean Income Taxes (Earnings and Pensions) Act 2003.

(n) “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o) “Option” shall mean an ISO, Nonstatutory Option or EMI Option granted under the Plan and entitling the holder to purchase Shares.

(p) “Optionee” shall mean a person who holds an Option.

(q) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(s) “Plan” shall mean this XenSource, Inc. 2005 Stock Plan.

(t) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(u) “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(v) “Service” shall mean service as an Employee, Outside Director or Consultant.

(w) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(x) “Stock” shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

(y) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(z) “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(aa) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.